1


                           STANDARD FORM OF LOFT LEASE
                     The Real Estate Board Of New York, Inc.
                       Copyright 1982. All Rights Reserved
                   Reproduction in whole or in part prohibited




AGREEMENT OF LEASE, made as of this 15th day of February 1996, between

NINETY-FIVE MADISON COMPANY, A NEW YORK LIMITED PARTNERSHIP, having an office at 95 Madison Avenue, New York, NY 10016 party of the first part, hereinafter referred to as OWNER, and

THE MILLBROOK PRESS, INC., A DELAWARE CORPORATION, having an office at 2 Old New Milford Road, Brookfield, CT 06804 party of the second part, hereinafter referred to as TENANT,
WITNESSETH:

Owner hereby leases to Tenant and Tenant hereby hires from Owner Suite 604-5 in the building known as THE EMMET BUILDING, 95 MADISON AVENUE, NEW YORK, NY 10016 in the Borough Of MANHATTAN, City Of New York, for the term of Eight (8) Years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the

         1st day of May, nineteen hundred and ninety-six, and to end on the 30th day of April, two thousand four both dates inclusive, at an annual rental rate of Thirty-Three Thousand Three Hundred Thirty and 00/100 ($33,330.00) Dollars payable in equal monthly installments of

         Two Thousand Seven Hundred Seventy-Seven and 50/100 ($2,777.50) Dollars from 5/1/96-1/31/97;

         Thirty-Five Thousand Three Hundred Fifty and 00/100 ($35,350.00) Dollars payable in equal monthly installments of Two Thousand Nine Hundred Forty-Five and 83/100 ($2,945.83) Dollars from 2/1/97-10/31/97;

         Thirty-Four Thousand Three Hundred Forty and 00/100 (34,340.00) Dollars payable in equal monthly installments of Two Thousand Eight Hundred Sixty-One and 67/100 ($2,861.67) Dollars from 11/1/97-4/30/2000;

         Thirty-Six Thousand Three Hundred Sixty and 00/100 ($36,360.00) Dollars payable in equal monthly installments of Three Thousand Thirty and 00/100 ($3,030.00) Dollars from 5/1/2000-4/30/2004 which  Tenant  agrees  to pay in
lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate in writing on Tenant's bill, without any set off or deduction whatsoever, except that Tenant
shall pay the first     monthly  installment(s) on the execution hereof (unless
this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to owner as additional rent.

         The  parties  hereto,   for  themselves,   their  heirs,   distributes,
executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

OCCUPANCY:        1.       Tenant shall pay the rent as above and as hereinafter
                           provided.

USE:              2.       Tenant shall use  and  occupy  demised  premises  for
                           executive and administrative offices and subject to Rider clause # 46, provided such use is in accordance with the Certificate Of Occupancy for the building, if any, and for no other purpose.

ALTERATIONS:      3.       Tenant  shall  make  no  changes in or to the demised
                           premises of any nature without  Owner's prior written
                           consent.  Subject  to the prior  written  consent  of
                           Owner,   which  consent  shall  not  be  unreasonably
                           withheld  or  delayed  after  full   compliance  with
                           building regulations and requirements to include:

                           (a)      Union contractors
                           (b)      Certificates Of Insurance of contractors in
                                    form and amounts specified by Owner
                           (c)      Contractors cannot use  Tenant's  bathrooms;
                                    they may only use basement facilities
                           (d)      Contractors quality and  competence  must be
                                    verifiable by Owner
                           (e) Contractors must have references from having performed work in Class "A" buildings
                           (f)      Work may not disturb other Tenants
                           (g) Contractor must follow all building rules re: the transport of workers and materials into the building and through common areas.

and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner, which consent shall not be unreasonably withheld or delayed. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty
(30) days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty (20) days after the date fixed as the termination of this Lease, elects to relinquish Owner's right thereto and to have them removed from the demised premises by Tenant promptly thereafter at Tenant's expense. Nothing in this article shall be construed to give owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense. Everything else to the contrary notwithstanding, Tenant will not be required to remove or restore any of Owner's construction work that is referred to on "Schedule A" - "The Work Letter" or "Exhibit 1" attached hereto.

REPAIRS:         4.        Owner  shall  maintain  and repair  the  exterior  of
                           and  the  public  portions  of the  building.  Tenant
shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from other carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this Lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten (10) days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin (Owner represents that it maintains a contract for exterminating services for the building's common areas), Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines and sprinklers located in the demised premises, and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this Lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. Owner agrees to make any repairs hereunder as expeditiously as possible under the circumstances and to use reasonable efforts to avoid interference with Tenant's business. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which
Article 9 hereof shall apply.

WINDOW CLEANING:  5.       Tenant will not clean nor require, permit, suffer or
                           allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board Of Standards And Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS      6.       Prior to the  commencement  of  the  lease  term,  if
OF LAW,                    Tenant  is  then  in  possession, and  at  all  times
FIRE INSURANCE,            thereafter, Tenant shall, at Tenant's  sole cost  and
FLOOR  LOADS:              expense, promptly comply  with all present and future
laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, Owner represents that the Building is in compliance and conformity with all mandated laws, rules and regulations of controlling governmental bodies, and all orders rules and regulations of the New York Board Of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the Lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations (including, but not limited to, sprinklers), unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board Of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that then in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said parties. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by the law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment in order to prevent any damage of whatever nature to the Building or vibration, noise or annoyance. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgment, to absorb and prevent vibration, noise and annoyance. Everything else to the contrary notwithstanding, Owner will assume responsibility (at its sole cost) for any asbestos removal required by law.

SUBORDINATION:    7.       This  Lease is subject and subordinate to all  ground
                           or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may reasonably request.

PROPERTY -        8.       Owner or  its  agents  shall  not  be liable for  any
LOSS, DAMAGE,              damage to property of Tenant or of  others  entrusted
REIMBURSEMENT,             to employees of  the  building,  nor  for  loss of or
INDEMNITY:                 damage any property of Tenant by theft or  otherwise,
                           nor  for any  injury or damage to persons or property
resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and reasonable expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this Lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION,      9.       (a)   If the demised premises  or  any  part  thereof
FIRE AND OTHER                   shall be damaged  by  fire  or other  casualty,
CASUALTY:                        Tenant shall give immediate notice  thereof  to
                                 Owner and this Lease shall continue in full force and effect except as hereinafter set forth.

                           (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially complete, shall be apportioned from the day following the casualty according to the part of the premises which is usable.

                           (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided.

                           (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this Lease by written notice to Tenant, given within ninety (90) days after such fire or casualty, specifying a date for the expiration of the Lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy.

                           (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurances in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten (10) days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.

                           (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT           10.      If  the  whole or  any part of other demised premises
DOMAIN:                    shall be acquired or  condemned  by Eminent Domain of
                           any public or quasi public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said Lease.

ASSIGNMENT,       11.      Tenant,    for  itself,   its heirs,    distributees,
MORTGAGE,                  executors,   administrators,  legal  representatives,
ETC.                       successors and assigns, expressly  covenants that  it
                           shall  not  assign,   mortgage   or   encumber   this
                           agreement,  nor  underlet,  or suffer  or permit  the
                           demised  premises  or any part  thereof to be used by
others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this Lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant, or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC          12.      Rates and  conditions  in  respect to submetering  or
CURRENT:                   rent inclusion,  as the case may be, to  be added in
                           RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing leeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain, unless as a result of Owner's negligence.

ACCESS TO         13.      Owner or Owner's agents  shall  have  the  right (but
PREMISES:                  shall not be obligated) to enter the demised premises
                           in  any   emergency  at  any  time,   and,  at  other
                           reasonable times, after reasonable notice and during normal business hours, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. All entries made by Owner pursuant to this clause (except in the case of emergencies) shall be after reasonable notice and any work will be performed in such a manner so as to avoid unreasonable interference with Tenant's use (without the necessity of incurring overtime wages or other additional costs) of the demised premises and will not materially affect Tenant's layout. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours and after reasonable notice for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary in the event of an emergency or a suspected emergency, by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to tenant for any compensation and such act shall have no effect on this Lease or Tenant's obligations hereunder.

VAULT,            14.      No Vaults,  vault  space  or  area,  whether  or  not
VAULT SPACE,               or  covered,  not within  the  property  line of  the
AREA:                      building  is leased hereunder, anything  contained in
                           or  indicated on any sketch,  blue print or plan,  or
                           anything  contained  elsewhere  in this  lease to the
                           contrary    notwithstanding.     Owner    makes    no
representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:        15.      Tenant will not at any time use or occupy the demised
                           premises in violation of the certificate of occupancy
                           issued for the building of which the demised premises
                           are a  part.  Tenant has inspected  the premises  and
accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, but subject to the foregoing, Owner makes no representation as to the condition of the premises and Tenant agrees, except as otherwise provided for herein to the contrary, to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit. Owner hereby represents that the use contemplated under this Lease is permissible under local zoning laws.

BANKRUPTCY:      16.       (a)   Anything  elsewhere  in  this   Lease   to  the
                                 contrary notwithstanding, this Lease may be canceled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this Lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this Lease.

                           (b)   It  is stipulated  and agreed that in the event
of the termination of this Lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexplored portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:          17.      (1)   If  Tenant  defaults  in  fulfilling any of the
                                 covenants   of  this   Lease   other  than  the
                                 covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this Lease be rejected under
#235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after ten (10) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written ten (10) days notice upon Tenant specifying the nature of said default and upon the expiration of said ten (10) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ten (10) day period, and if Tenant shall not have diligently commenced during such default within such ten
(10) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) day' notice of cancellation of this Lease upon Tenant, and upon the expiration of said three (3) days, if such default remains uncured, this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                           (2)   If the notice  provided for in (1) hereof shall
have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises and dispossess Tenant by summary proceedings or by any legal method or proceeding otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date foxed as the commencement of any renewal or extension of this Lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF                18.   In case of  any  such  default  and  expiration
OWNER AND                        of any applicable grace and notice period, re-
WAIVER OF                        entry, expiration and/or dispossess by summary
REDEMPTION:                      proceedings  or  otherwise  (a)  the  rent, and
                                 additional rent, shall become due thereupon and be paid up to the time of such re- entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent or charge a higher rental than that in this Lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's from its liability for damages. In computing such reasonable liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-lettering, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provide for. Mention in this Lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND          19.      If Tenant shall default in the observance or perform-
EXPENSES:                  ance of any term or  covenant  on  Tenant's  part  to
                           be observed or performed under or by virtue of any of
                           the terms or provisions in any article of this Lease,
                           then,  unless  otherwise  provided  elsewhere in this
Lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. However, in regard to non-monetary defaults under this Lease, Owner, except in an emergency or where required by law, will give Tenant a maximum of ten (10) days verbal or written notice depending on what is reasonably practicable under the circumstances in Owner's sole judgment, after which Owner shall perform the obligation of Tenant hereunder (at Tenant's sole cost) provided Tenant has not performed or in good faith begun to perform such obligation within such "notice" period and thereafter diligently completes such obligation. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's Lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING          20.      Owner  shall  have the right at any time  without the
ALTERATIONS                same   constituting    an   eviction     and  without
AND                        incurring  liability  to  Tenant  therefor  to change
MANAGEMENT:                the arrangement and/or location of  public entrances,
                           passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Owner shall use all reasonable efforts to compete such repairs as expeditiously as possible and with minimal interference to Tenant, provided, however, that the foregoing shall not obligate Owner to incur any overtime charges. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRE-         21.      Neither  Owner   nor   Owner's   agents have made any
SENTATIONS BY              representations  or  promises  with   respect  to the

OWNER: physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter of thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, casements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees, except as set forth herein to the contrary, to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandon-ment is sought.

END OF            22.      Upon the expiration or other termination of the term
TERM:                      of this Lease, Tenant shall  quit  and  surrender  to
                           Owner the demised premises, broom clean, in good order and condition, ordinary wear and tear and damages which Tenant is not required to repair as provided elsewhere in this Lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this Lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET  ENJOYMENT: 23.      Owner  covenants  and agrees  with  Tenant  that upon
                           Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease, including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO        24.      If Owner is  unable to give possession of the demised
GIVE                       premises  on the date of the commencement of the term
POSSESSION:                hereof,  because  Owner has not  completed  any  work
                           required to be performed by Owner, or for any other reason Owner shall not be subject to any liability for failure to give possession on said date and the validity of the Lease shall not be impaired under such circumstances, not shall the same be construed in any way to extend the term of this Lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised prior to the date specified as the commencement of the term of this Lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:        25.      The failure of Owner to seek  redress  for  violation
                           of, or to insist upon the strict performance of any covenant or condition of this Lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Owner unless such waiver be in writing and signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction , and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this Lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this Lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the Lease and the delivery of keys to any such agent or employee shall not operate as a termination of the Lease or a surrender of the premises. Any claims by Tenant must be received certified or registered mail within thirty (30) days of complaint or they will be deemed waived forever.

WAIVER OF         26.      It is mutually agreed by and between Owner and Tenant
TRIAL BY JURY:             that the respective  parties  hereto  shall and  they
                           hereby  do  waive  trail  by   jury  in  any  action,
                           proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

INABILITY TO      27.      This Lease and the  obligation  of Tenant to pay rent
PERFORM:                   hereunder  and perform all of the other covenants and
                           agreements   hereunder   on  part  of  Tenant  to  be
                           performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's reasonable control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND         28.      Except as  otherwise in this Lease  provided, a bill,
NOTICES:                   statement, notice or  communication  which  Owner may
                           desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as the Owner shall designate by written notice.

WATER             29.      If Tenant requires, uses or consumes water  for  any
CHARGES:                   purpose in  addition  to ordinary lavatory  purposes
                           (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the reasonable cost of the meter and the reasonable cost of the installation , thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment, Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this Lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:       30.      If   any  changes,  modifications,   alterations,  or
                           additional sprinkler heads or other equipment be made
                           or supplied in an existing sprinkler system by reason
                           of   Tenant's   business,   or  other   location   of
partitions, trade fixtures, or other contents of the demised premises, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature.

ELEVATORS,        31.      As long as  Tenant  is not in  default  under  any of
HEAT,                      the covenants of this Lease, Owner shall: (a) provide
CLEANING:                  necessary passenger elevator  facilities on  business
                           days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 11:45 a.m. and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the window, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the reasonable cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the account of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the reasonable judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed with alterations necessary to substitute automatic control elevator service upon ten (10) day written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations.

SECURITY:         32.      Tenant has deposited  with Owner the sum of $3,030.00
                           as  security   for  the  faithful   performance   and
                           observance by Tenant of the terms, provisions and conditions of this Lease. The security deposit of
$3,030.00 will be paid by transferring $1,581.71 of Tenants' prior security account for Rooms 1201-2 (composed of an opening balance of $1,500.00 plus interest to date January 31, 1996 or $81.71) to Rooms 604-5 and Tenant delivering a check for the balance due on this security deposit of $1,448.29. (See Rider clauses 41-67). It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and condition of this Lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date foxed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendor or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provision hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber monies deposited herein as security and that neither Owner not its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Owner agrees to deposit the security deposit in an interest bearing account as used for all of the Building's security accounts. Interest earned shall be delivered to Tenant after the expiration date of the Lease (and accrued until that time).

CAPTIONS:         33.      The Captions are inserted only as a matter of
                           convenience and for reference and in no way define, limit or describe the scope of this Lease not the intent of any provision thereof.

DEFINITIONS:      34.      The term "Owner" as used in this Lease means only the
                           owner of the fee or of the leasehold of the building,
                           or the mortgagee in possession, for the time being of
                           the land and building (or the owner of a lease of the
building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said Lease, or in the event of a Lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this Lease, in addition to the annual rental rate. The term "business days" as used in this Lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT          35.      If an excavation shall be made  upon land adjacent to
EXCAVATION-                the  demised  premises, or  shall be authorized to be
SHORING:                   made, Tenant shall afford to the  person  causing  or
                           authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND         36.      Tenant and  Tenant's   servants,  employees,  agents,
REGULATIONS:               visitors, and licensees shall observe faithfully, and
                           comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable
                           Rules and Regulations as Owner or Owner's agents may
from time to time adopt. Notice of any additional rules or regulations shall be given promptly in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule and Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. All Rules and Regulations shall be enforced against Tenant in a non-discriminatory fashion. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this Lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS:            37.      Owner  shall  replace,  at the expense of the Tenant,
                           any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at
Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner my elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL          38.      Tenant or Owner, at any time, and from time to time,
CERTIFICATES:              upon at least  ten (10)  days'  prior  notice  by the
                           other party, shall execute, acknowledge and deliver to the other party, and/or to any other person, firm or corporation specified by the other party, a statement certifying that this Lease is unmodified in fulfill force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.


DIRECTORY         39.      If, at the request of and as accommodation to Tenant,
BOARD LISTING:             Owner  shall  place  upon  the directory board in the
                           lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment of subletting by Tenant to such person or persons.

SUCCESSORS        40.      The covenants, conditions and agreements contained in
AND ASSIGNS:               this  Lease  shall  bind and inure to the  benefit of
                           Owner  and   Tenant  and  their   respective   heirs,
                           distributees, executors, administrators, successors, and except as otherwise provided in this Lease, their assigns.

IN WITNESS WHEREOF,

                           Owner and Tenant have respectively signed and  sealed
this Lease as of the day and year first above written.



                                        NINETY-FIVE MADISON COMPANY




                                        By:                              (L.S.)

Witness For Owner                            Rita A. Sklar, General Partner



                                             THE MILLBROOK PRESS, INC.




                                        By:                              (L.S.)

Witness For Owner                            Don D'Angelo, Vice President

                                 ACKNOWLEDGMENTS

CORPORATE TENANT
STATE OF NEW YORK,         ss:
County of


         On this       day of             , 19     ,  before me
personally came

                                        to me known, who being by me duly sworn,

did depose and say that he resides

in

that he is the                          of

the  corporation  described in and which executed the foregoing  instrument,  as
TENANT: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board Of Directors of said corporation, and that he signed his name thereto by like order.





INDIVIDUAL TENANT
STATE OF NEW YORK,         ss:
County of


         On this        day of             , 19     ,  before me personally came

                                           to me known and known to me to be the
individual described in and who, as TENANT,  executed the foregoing   instrument
and  acknowledged to me that he executed the same.





                             IMPORTANT - PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36.

         1. The sidewalks entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the build, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clan and free from ice, now, dirt and rubbish.

         2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

         3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

         4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

         5. No sign, advertisement, notice of other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demise premises of the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door or the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

         6. No tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, which consent shall not be unreasonably withheld or delayed, and Owner may reasonably direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         7. No additional locks or bolts of any kind shall be place upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Teach Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

         8. Fright, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner reasonably approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the Lease of which these Rules and Regulations are a part.

         9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

         10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.

         11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

         12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

         13. Tenant shall not use the demise premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.








                           Address: 95 Madison Avenue
                            New York, New York 10016
                               Premises Room 604-5



                           NINETY-FIVE MADISON COMPANY

                                       TO

                            THE MILLBROOK PRESS, INC.


                                STANDARD FORM OF
                                   LOFT LEASE

                     The Real Estate Board Of New York, Inc.
                     (C)Copyright 1982. All Rights Reserved.
                  Reproduction in whole or in part prohibited.


Dated:  February 15, 1996

Rent Per Year

         $33,330.00 from 5/1/96 - 1/31/97
         $35,350.00 from 2/1/97 - 10/31/97
         $34,340.00 from 11/1/97 - 4/30/2000
         $36,360.00 from 5/1/2000 - 4/30/2004

Rent Per Month

         $2,777.50 from 5/1/96 - 1/31/97
         $2,945.83 from 2/1/97 - 10/31/97
         $2,861.67 from 11/1/97 - 4/30/2000
         $3,030.00 from 5/1/2000 - 4/30/2004

Term:    Eight (8) years
From:    April 1, 1996
To:      March 31, 2004

Drawn by                                    Checked by


Entered by                                           Approved by